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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 14,1997, on our audits of the consolidated financial statements and financial statement schedule of Pete's Brewing Company as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996.


                                                 Coopers & Lybrand LLP


San Jose, California
October 14, 1997